Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE
In re Trico Marine Services, Inc. et al.

Case No. (Jointly Administered)	10-12653-BLS
Reporting Period:	October 31, 2010

Federal Tax I.D. #	72-1252405
CORPORATE MONTHLY OPERATING REPORT
File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts	MOR-1a	x
Schedule of Disbursements	MOR-1b	x
Bank Account Information	MOR-1c	x
Copies of bank statements (See Notes to the MOR)			x
Cash disbursements journals (See Notes to the MOR)			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			x
Copies of tax returns filed during reporting period (See Notes to the MOR)			x
Summary of Unpaid Post-petition Debts (See Notes to the MOR)	MOR-4		x
Listing of Aged Accounts Payable (See Notes to the MOR)			x
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5		x
Taxes Reconciliation and Aging (See MOR-7)	MOR-5		x
Payments to Insiders and Professional	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6	x
Debtor Questionnaire	MOR-7	x
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ John R. Castellano	November 30, 2010
Signature of Authorized Individual*	Date

John R. Castellano
Printed Name of Authorized Individual

Chief Restructuring Officer
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR NOTES
In re Trico Marine Services, Inc. et al.

Case No. (Jointly Administered)	10-12653-BLS
Reporting Period:	October 31, 2010

Federal Tax I.D. #	72-1252405
Notes to the Monthly Operating Report
GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Trico Marine Services, Inc.	10-12653-BLS
Trico Marine Assets, Inc.	10-12648-BLS
Trico Marine Operators, Inc.	10-12649-BLS
Trico Holdco, LLC	10-12652-BLS
Trico Marine Cayman, LP	10-12651-BLS
Trico Marine International, Inc.	10-12650-BLS
On August 25, 2010 (the “Commencement Date”), Trico Marine Services, Inc. (the “Company”) and certain of its subsidiaries (the “Debtor Subsidiaries”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as amended, the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).
The financial statements contained in this Monthly Operating Report (“MOR”) include, for each of the Debtor Subsidiaries, the balance sheet as of October 31, 2010 and the statement of operations for the period from October 1, 2010 through October 31, 2010. These financial statements are unaudited, were not prepared in conformity with generally accepted accounting principles (“U.S. GAAP”) and are subject to future adjustment. The Debtor Subsidiary financial statements are not intended to be prepared in conformity with U.S. GAAP because they do not include all of the information and footnote disclosures required by U.S. GAAP for complete financial statements. Additionally, they do not contain all adjustments of a normal recurring nature necessary for a fair presentation of the financial statements for the period presented. For example, as presented in these financial statements, intercompany balances have not been eliminated and investments in subsidiaries reflect the amounts recorded by each Debtor Subsidiary and are not accounted for under the equity method of accounting. The information contained in this MOR (i) is provided to fulfill the reporting requirements set forth by the Office of the United States Trustee, (ii) has not been audited or reviewed by independent registered public accountants, (iii) is limited to the time period indicated, and (iv) is not intended to reconcile to the consolidated financial statements to be filed by the Company in its Quarterly Report on Form 10-Q for the Quarter ended September 30, 2010 with the Securities and Exchange Commission (“SEC”).
The Company’s financial statements have been prepared in accordance with the Accounting Standards Codification (“ASC”) Topic 852, Reorganizations (“Topic 852”). Topic 852 does not change the application of U.S. GAAP in the preparation of the Company’s financial statements. However, for periods including and subsequent to the filing of a chapter 11 petition, Topic 852 does require that the financial statements distinguish transactions and events that are directly associated with the reorganization from those that are associated with the ongoing operations of the business. In accordance with Topic 852 the Company has:
•	Separated liabilities that are subject to compromise from liabilities that are not subject to compromise; and

•	Distinguished transactions and events that are directly associated with the reorganization from those that are associated with the ongoing operations of the business.
Notes to MOR-1a:
Cash receipts related to intercompany transfers among the Debtor entities are not included in this schedule. Cash receipts are shown on a book cash basis.
Notes to MOR-1b:
All cash disbursements exclude intercompany transfers among the Debtor entities. Included in this schedule are certain disbursements by Debtor entities made on behalf of other Debtor entities.

MOR NOTES
In re Trico Marine Services, Inc. et al.

Case No. (Jointly Administered)	10-12653-BLS
Reporting Period:	October 31, 2010

Federal Tax I.D. #	72-1252405
Notes to the Monthly Operating Report
This exhibit does not include cash call payments to Non-Debtor affiliates in Brazil, Mexico and West Africa that have been authorized by the Cash Management Order.
Notes to MOR-1c:
All amounts listed are the book balances as of the end of the month.
At the direction of the Office of the U.S. Trustee, copies of the bank statements and cash disbursement journals were not included with the MOR.
Notes to MOR-2:
The Income Statement reflects revenue and expenses that directly correspond to the listed Debtor legal entity.
Notes to MOR-3:
The Balance Sheet reflects assets, liabilities, and equity that directly correspond to the Debtor legal entity.
Notes to MOR-4:
Trico Marine Services, Inc. and its Debtor affiliates received authority pursuant to a first-day order for the payment of pre-petition taxes. The tax walkforward will reflect both pre-petition and post-petition taxes.
Trico Marine Services, Inc. and its Debtor affiliates file tax returns and make tax payments periodically. Due to the volume of transactions, the tax returns and related payments will be made available on request.
Trico Marine Services, Inc. and its Debtor affiliates are current on all postpetition tax payments due other than disputes that arise in the ordinary course of business transactions.
Trico Marine Services, Inc. and its Debtor affiliates are current on all post-petition payments other than disputes that arise in the ordinary course of business transactions. Agings are available upon request.
Notes to MOR-5:
The Company earns and recognizes revenues primarily from the time and bareboat chartering of vessels to customers based upon daily rates of hire and by providing other subsea services. A time charter is a lease arrangement under which the Company provides a vessel to a customer and the Company is responsible for all crewing, insurance and other operating expenses. In a bareboat charter, the Company provides only the vessel to the customer, and the customer assumes responsibility to provide for all of the vessel’s operating expenses and generally assumes all risk of operation. Vessel charters may range from several days to several years. Other vessel income is generally related to billings for fuel, bunks, meals and other services provided to customers.
Accounts receivable represent outstanding balances due from revenues earned form the time and bareboat chartering of vessels to customers based upon daily rates of hire and by providing other subsea and trenching services.
Notes to MOR-6:
Payments to insiders exclude intercompany transfers between Debtor entities.
This insider section of exhibit does not include cash call payments to Non-Debtor affiliates in Brazil, Mexico and West Africa that have been authorized by the Cash Management Order.

MOR-1a
In re Trico Marine Services, Inc. et al.

Case No. (Jointly Administered)	10-12653-BLS
Reporting Period:	October 31, 2010

Federal Tax I.D. #	72-1252405
Schedule of Cash Receipts
(000’s)

TIME PERIOD:
Period from 10/1/2010 to 10/31/2010 (see Notes to the MOR related to MOR-1a)

Debtor	Case Number	Cash Receipts
Trico Marine Services, Inc.	10-12653-BLS	$0
Trico Marine Assets, Inc.	10-12648-BLS	$0
Trico Marine Operators, Inc.	10-12649-BLS	$1,609
Trico Holdco, LLC	10-12652-BLS	$0
Trico Marine Cayman, LP	10-12651-BLS	$0
Trico Marine International, Inc.	10-12650-BLS	$0
Total Cash Receipts		$1,609

MOR-1b
In re Trico Marine Services, Inc. et al.

Case No. (Jointly Administered)	10-12653-BLS
Reporting Period:	October 31, 2010

Federal Tax I.D. #	72-1252405
Schedule of Disbursements
(000’s)

TIME PERIOD:
10/1/2010 — 10/31/2010

Debtor	Case Number	Disbursements
Trico Marine Services, Inc.	10-12653-BLS	$0
Trico Marine Assets, Inc.	10-12648-BLS	$0
Trico Marine Operators, Inc.	10-12649-BLS	$2,201
Trico Holdco, LLC	10-12652-BLS	$0
Trico Marine Cayman, LP	10-12651-BLS	$0
Trico Marine International, Inc.	10-12650-BLS	$0
Total Disbursements		$2,201

MOR-1c

In re Trico Marine Services, Inc. et al.
	Case No. (Jointly Administered)	10-12653-BLS
	Reporting Period:	October 31, 2010

	Federal Tax I.D. #	72-1252405
Bank Account Information
(000’s)

Legal Entity	Bank	Bank Account	Book Balance
Trico Marine Services, Inc.	Union Bank	Account Related to U.S. Credit Facility	$6,500
Trico Marine Services, Inc.	Nordea	Account Related to 3% Bonds	$0
Trico Marine Assets, Inc.	Nordea	Bareboat Fees	$0
Trico Marine Operators, Inc.	Nordea	Investment	$2,572
Trico Marine Operators, Inc.	Nordea	Reserve CC	$0
Trico Marine Operators, Inc.	Nordea	Lockbox	$0
Trico Marine Operators, Inc.	Nordea	Disbursements	($208)
Trico Marine Operators, Inc.	Nordea	General (Operating)	($5)
Trico Marine Cayman, LP	Nordea	Holding	$26
Trico Marine Operators, Inc.	Nordea	Trinidad and Tobago Account	$34
			$8,919

MOR-2

In re Trico Marine Services, Inc. et al.
	Case No. (Jointly Administered)	10-12653-BLS
	Reporting Period:	October 31, 2010

	Federal Tax I.D. #	72-1252405
UNAUDITED
Statement of Operations (Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Trico Marine	Trico Marine	Trico Marine	Trico Holdco,	Trico Marine	Trico Marine
	Services, Inc.	Assets, Inc.	Operators, Inc.	LLC	Cayman, LP	International,
	10-12653-BLS	10-12648-BLS	10-12649-BLS	10-12652-BLS	10-12651-BLS	10-12650-BLS
CHARTER HIRE — TOWING & SUPPLY	$0	$0	$1,633,385	$0	$0	$0
CHARTER HIRE — SUBSEA	$0	$0	$300,071	$0	$0	$0
OTHER VESSEL INCOME	$0	$0	$24,823	$0	$0	$0
INTERCOMPANY REVENUE	$0	$474,619	$231,700	$0	$0	$73,758

TOTAL REVENUE	$0	$474,619	$2,189,979	$0	$0	$73,758

DIR OPER EXP — LABOR & PAYROLL	$0	$0	$171,747	$0	$0	$0
DIR OPER EXP — SUPPLIES	$0	$0	$162,471	$0	$0	$0
DIR OPER EXP — MAINT & REPAIR	$0	$0	$46,392	$0	$0	$0
DIR OPER EXP — M & C	$0	$0	$0	$0	$0	$0
DIR OPER EXP — INSURANCE	$0	$0	$165,241	$0	$0	$0
DIR OPER EXP — LEASE	$0	$0	$106,567	$0	$0	$0
DIR OPER EXP — OTHER	$0	$0	$16,055	$0	$0	$0
DIR OPER EXP — OTHER INTERCOMPANY	$0	$0	$1,639,547	$0	$0	$0
BROKERAGE & MGMT FEES — INTERCOMPANY	$0	$0	$126,238	$0	$0	$0
GENERAL & ADMIN EXPENSE	$169,483	$6,369	$347,202	$0	$75	$198
DEPRECIATION AND AMORTIZATION	$0	$370,578	$177,535	$0	$0	$46,900

TOTAL OPERATING EXPENSES	$169,483	$376,947	$2,958,995	$0	$75	$47,097

OPERATING INCOME (LOSS)	($169,483)	$97,672	($769,016)	$0	($75)	$26,661

INTEREST INCOME — INTERCOMPANY	($621,847)	($31,145)	($438,085)	$0	($87,047)	$0
INTEREST EXPENSE	$375,000	$0	$0	$0	$0	$25,601
FOREIGN EXCHANGE (GAIN) LOSS	$0	$0	($7,130)	$0	$0	$0
RESTRUCTURING COSTS	$0	$0	$2,863,360	$0	$0	$0
OTHER (INCOME)/ EXPENSE, NET	$0	$0	$207,361	$0	$0	$0
AMORT OF DEFERRED FINANCING EXPENSE	$117,317	$325	$0	$0	$325	$2,982

INCOME(LOSS) BEFORE INCOME TAXES AND EXTRAORDINARY ITEM	($39,953)	$128,492	($3,394,522)	$0	$86,647	($1,922)

INCOME TAX EXPENSE (BENEFIT)	$0	$0	$91,043	$0	$0	$0

NET INCOME (LOSS)	($39,953)	$128,492	($3,485,565)	$0	$86,647	($1,922)

MOR-3
In re Trico Marine Services, Inc. et al.

Case No. (Jointly Administered)	10-12653-BLS
Reporting Period:	October 31, 2010
Federal Tax I.D. #	72-1252405
UNAUDITED
Balance Sheet
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition oblig

		Trico Marine				Trico Marine
	Trico Marine	Assets,	Trico Marine	Trico Holdco,	Trico Marine	International,
	Services, Inc.	Inc.	Operators, Inc.	LLC	Cayman, LP	Inc.
	10-12653-BLS	10-12648-BLS	10-12649-BLS	10-12652-BLS	10-12651-BLS	10-12650-BLS
CASH & CASH EQUIVALENTS	$0	$0	$8,893,073	$0	$25,917	$0
RESTRICTED CASH	$0	$0	$21,940	$0	$0	$0
ACCOUNTS RECEIVABLE, TRADE	$0	$0	$3,489,073	$0	$0	$0
ALLOWANCE FOR UNCOLLECTABLE ACCOUNTS	$0	$0	($128,368)	$0	$0	$0
ACCOUNTS RECEIVABLE, OTHER	$0	$0	$1,640,281	$0	$0	$0
ACCOUNTS RECEIVABLE, INTERCOMPANY	$16,031,125	$0	($249,065,972)	$0	$1,920,403	$0
OTHER CURRENT ASSETS, INTERCOMPANY	$325,858,536	$1,501,565	$168,528,209	$0	$0	$0
PREPAID EXPENSES & OTHER CURRENT ASSETS	$2,338,516	$0	$2,824,041	$0	$0	$52,318

TOTAL CURRENT ASSETS	$344,228,176	$1,501,565	($63,797,724)	$0	$1,946,319	$52,318

PROPERTY & EQUIPMENT AT COST:
VESSELS	$0	$55,817,989	$820,688	$0	$0	$10,875,285
TRANSPORTATION & OTHER	$0	$0	$5,656,660	$0	$0	$0
CONSTRUCTION IN PROGRESS	$0	$0	$3,985,469	$0	$0	$0

LESS ACCUMULATED DEPR & AMORT	$0	($15,198,225)	($3,743,804)	$0	$0	($3,065,362)

NET PROPERTY & EQUIPMENT	$0	$40,619,763	$6,719,013	$0	$0	$7,809,923

RESTRICTED CASH-NONCURRENT	$0	$0	($290,850)	$0	$0	$0
OTHER ASSETS — MISCELLANEOUS	$19,903,920	$0	$25,815,455	$0	$0	$0
OTHER ASSETS — INVESTMENTS	$45,956,607	($2,156,982)	$319,094	$0	$77,372,310	$0
OTHER ASSETS — INTERCOMPANY	$0	$6,968,170	$0	$0	$33,486,076	$0
TOTALOTHER ASSETS	$65,860,527	$4,811,188	$25,843,699	$0	$110,858,386	$0

TOTAL ASSETS	$410,088,703	$46,932,517	($31,235,012)	$0	$112,804,706	$7,862,241

LIABILITIES & STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
SHORT-TERM AND CURRENT MATURITIES OF DEBT	$34,999,760	$0	$0	$0	$0	$5,231,041
ACCOUNTS PAYABLE	$0	$0	$7,415,575	$0	$0	$0
ACCOUNTS PAYABLE, INTERCOMPANY	($251,847,765)	($60,742,305)	$7,195,142	$0	$52,609	$19,072,372
ACCRUED EXPENSES	$301,605	$62,309	$4,517,445	$0	$0	$6,715
ACCRUED INSURANCE RESERVE	$0	$0	$2,991,734	$0	$0	$0
ACCRUED INTEREST	$1,601,389	$0	$0	$0	$0	$186,764
INCOME TAXES PAYABLE	($146,499)	$0	$0	$0	$0	$0
OTHER CURRENT LIABILITIES	$288	$0	$0	$0	$0	$0

TOTAL CURRENT LIABILITIES	($215,091,222)	($60,679,996)	$22,119,896	$0	$52,609	$24,496,892

LIABILITIES SUBJECT TO COMPROMISE	$368,303,972	$0	$3,300,331	$0	$0	$0

FOREIGN TAXES PAYABLE, NON-CURRENT	($489,113)	$32,682,410	$0	$0	$0	$4,243,179
OTHER NON CURRENT LIABILITIES	$39	$0	$0	$0	$0	$0

TOTAL LIABILITIES	$152,723,677	($27,997,587)	$25,420,228	$0	$52,609	$28,740,071

STOCKHOLDERS’ EQUITY
COMMON STOCK	$2,540,482	$1	$50,000	$0	$0	$100
ADDITIONAL PAID IN CAPITAL	$296,762,289	$94,943,460	$0	$0	$109,401,521	$900
RETAINED EARNINGS (DEFICIT)	($71,977,945)	($20,013,358)	($56,705,240)	$0	$3,350,576	($20,878,830)
PHANTOM STOCK	$47,642,566	$0	$0	$0	$0	$0
TREASURY STOCK	($17,602,365)	$0	$0	$0	$0	$0

TOTAL STOCKHOLDERS’ EQUITY	$257,365,027	$74,930,103	($56,655,240)	$0	$112,752,097	($20,877,830)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$410,088,703	$46,932,517	($31,235,012)	$0	$112,804,706	$7,862,241

MOR-4
In re Trico Marine Services, Inc. et al.

Case No. (Jointly Administered)	10-12653-BLS
Reporting Period:	October 31, 2010

Federal Tax I.D. #	72-1252405
Status of Post-petition Taxes

	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
Trico Marine Services, Inc. and its related debtor legal entities	Liability	Accrued	Paid	Liability

Income Taxes	$635,612	$0	$0	$635,612
Other Taxes	($208,211)	($816)	$0	($209,028)
VAT Taxes	($907,247)	($47,284)	$0	($954,531)
Withholding Taxes	($1,395,530)	($144,505)	$129,520	($1,410,514)

Total Taxes	($1,875,376)	($192,605)	$129,520	($1,938,461)

MOR-6
In re Trico Marine Services, Inc. et al.

Case No. (Jointly Administered) Reporting Period: Federal Tax I.D. #	10-12653-BLS October 31, 2010 72-1252405
Payments to Insiders and Professional
Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1b) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.
Insiders

Name	Amount Paid During Month	Total Paid to Date
Angeron, Artie	$11,310	$28,060
Bachmann, Richard	$74,487	$160,918
Burke, Kenneth	$18,750	$18,750
Cenkus, Brett	$24,164	$58,304
Favret, Jeffrey	$18,333	$46,841
Hoover, Ray	$0	$27,563
Hutcheson, Edward	$17,500	$17,500
Jones, Geoffrey	$32,332	$76,766
Morrell, Stephen L	$22,049	$52,954
Staehr, Per	$14,527	$14,527
Salazar, Tomas	$16,980	$42,451
Scoggins, Myles	$17,500	$17,500
Wallace, David	$27,561	$72,633

Total Payments to Insiders	$295,494	$634,766

Professionals

Name	Amount Paid During Month	Total Paid to Date
Epiq Bankrupty Solutions, LLC	$21,545	$21,545
AP Services, LLC	$351,871	$351,871

Total Payments to Professionals	$373,416	$373,416

Post Petition Secured Notes Adequate Protection Payments as well as DIP Interest Payments

Name of Creditor	Amount Paid During Month
TENNENBAUM CAPITAL PARTNERS	$502,023

Total Payments	$502,023

MOR-7
In re Trico Marine Services, Inc. et al.

Case No. (Jointly Administered) Reporting Period: Federal Tax I.D. #	10-12653-BLS October 31, 2010 72-1252405
Debtor Questionnaire

Must be completed each month. If the answer to any of the
questions is “Yes”, provide a detailed explanation of each item.
	Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X

3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X

5	Is the Debtor delinquent in paying any insurance premium payment?		X

6	Have any payments been made on pre-petition liabilities this reporting period?	X

7	Are any post-petition receivables (accounts, notes or loans) due from related parties?	X

8	Are any post-petition payroll taxes past due?		X

9	Are any post-petition State or Federal income taxes past due?		X

10	Are any post-petition real estate taxes past due?		X

11	Are any other post-petition taxes past due?		X

12	Have any pre-petition taxes been paid during this reporting period?	X

13	Are any amounts owed to post-petition creditors delinquent?		X

14	Are any wage payments past due?		X

15	Have any post-petition loans been received by the Debtor from any party?		X

16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X

17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

18	Have the owners or shareholders received any compensation outside of the normal course of business?		X
6	Pursuant to the First Day Orders the Debtors have been making payments on certain prepetition liabilities.

7	Pursuant to the Cash Management Order the Debtors periodically settle receivables with Non-Debtor affiliates in Brazil, West Africa and Mexico.

12	Pursuant to the Order of the Tax Motion the Debtors have made payments on certain prepetition taxes.

In re Trico Marine Services, Inc. et al.

Case No. (Jointly Administered) Reporting Period: Federal Tax I.D. #	10-12653-BLS October 31, 2010 72-1252405
If additional information is required for the current or any future Monthly Operating Reports, please send the request to:
Trico Marine Services,
Inc. ATTN: John Castellano
10001 Woodloch Forest Drive, Ste 610 The
Woodlands, Texas 77380